Attachment B To Letter Agreement No. WJE-PA-05130-LA-2101477 Aircraft Delivery, Description, Price and Advance Payments Airframe Model/MTOW: […***…] […***…] Configuration Specification: […***…] Engine Model/Thrust: […***…] […***…] Airframe Price Base Year/Escalation Formula: […***…] […***…] Airframe Price: […***…] Engine Price Base Year/Escalation Formula: Optional Features: […***…] Sub-Total of Airframe and Features: […***…] […***…] Engine Price (Per Aircraft): […***…] Aircraft Basic Price (Excluding BFE/SPE): […***…] Buyer Furnished Equipment (BFE) Estimate: […***…] Seller Purchased Equipment (SPE) […***…] […***…] […***…] Deposit per Aircraft: […***…] […***…] Delivery Number of […***…] […***…] […***…] […***…] […***…] […***…] […***…] Date Aircraft […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] WJE-PA-05130 117928-1F.txt Boeing Proprietary Page 1 This copy of the document filed as an Exhibit excludes certain identified information because such information is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. Omissions are designated by the symbol […***…].

Attachment B To Letter Agreement No. WJE-PA-05130-LA-2101477 Aircraft Delivery, Description, Price and Advance Payments […***…] Delivery Number of […***…] […***…] […***…] […***…] […***…] […***…] […***…] Date Aircraft […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Total: […***…] WJE-PA-05130 117928-1F.txt Boeing Proprietary Page 2